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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) July 16, 1996
                                                      -------------

                           Statewide Financial Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not applicable.



     Item 5.   Other Events.
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               The Registrant issued a press release on Tuesday, July 16,
               1996 announcing that the Registrant has received Office of Thrift Supervision ("OTS") approval to implement its stock repurchase program. The OTS-approved plan permits the Registrant to repurchase up to 5% or 263,488 shares of its outstanding stock by September 29, 1996, the one year anniversary of its conversion from a mutual to a stock form of ownership.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               The following exhibit is filed with this Current Report on Form 8-K.


               Exhibit No.              Description
               -----------              -----------

                    99 Press Release dated July 16, 1996 regarding implementation of
                                        Registrant's proposed stock
                                        repurchase program.


     Item 8.   Change in fiscal year
               ---------------------
               Not applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:  July 19, 1996                   By:  BERNARD F. LENIHAN
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer



                                 EXHIBIT INDEX
                                 -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Press Release dated July 16, 1996 regarding implementation of Registrant's proposed stock repurchase program.





                            STATEWIDE FINANCIAL CORP


     FOR IMMEDIATE RELEASE               CONTACT:  Augustine F. Jehle
     July 16, 1996                                     (201) 795-4000
                                                   Anthony S. Cicatiello
                                                       (908) 382-1066

                       STOCK BUYBACK PROGRAM APPROVED BY
                        OTS FOR STATEWIDE FINANCIAL CORP


     JERSEY CITY, N.J. (July 16, 1996) -- Statewide Financial Corp (NASDAQ:
     SFIN), the holding company for Statewide Savings Bank S.L.A., announced today that it has received Office of Thrift Supervision


     (OTS) approval to commence a stock repurchase program. Under the program, the Company can repurchase up to 5%, or up to 263,488 shares, of its outstanding stock by September 29, 1996, the one-year anniversary of its conversion from a mutual to a stock form of ownership. On that day in 1995, the Company issued 5,269,752 shares in its initial public offering. Buyback purchases may be made periodically in the open market or in privately negotiated transactions.

     In June, Victor M. Richel, Chairman, President and Chief Executive Officer of Statewide, announced that the Board of Directors had given approval for the stock repurchase program. The OTS issued the waiver today permitting the Company to implement the buyback within one year of the conversion.

     "The stock buyback program is one of the steps management is taking to maximize shareholder value," stated Mr. Richel. "We believe this is a prudent use of the Company's capital."

     Richel also announced the resignation of Edward D. Knapp from the Company's Board of Directors. Mr. Knapp, who recently became chairman of First Constitution Bank of Cranbury, N.J. indicated that he wanted to devote more time to this responsibility.

     Statewide Financial Corp is the holding company for Statewide Savings Bank, S.L.A. which conducts a general savings bank business through its 16 branches located in Hudson, Union, Bergen, and Passaic Counties, New Jersey. Statewide Financial Corp common stock is listed on the NASD National Market. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation (FDIC).